                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 19, 2002
                                                         ---------------


                                Memry Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-14068                 06-1084424
     -------------------            ---------------      ----------------------
      (State or other               (Commission             (IRS Employer
      jurisdiction of               File Number)            Identification No.)
      incorporation)



3 Berkshire Boulevard, Bethel, Connecticut                      06801
-------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (203) 739-1100
-------------------------------------------------------------------------------
               Registrant's telephone number, including area code


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.      Regulation FD Disclosure.
             ------------------------

         On August 19, 2002, Memry Corporation (the "Company") filed Amendment No. 1 to its Annual Report on Form 10-K/A for the fiscal year ended June 30, 2001 with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and the Senior Vice President - Finance and Administration and Chief Financial Officer of the Company accompanied that filing. Copies of each certification are furnished as Exhibits 99.1 and 99.2 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEMRY CORPORATION


Date:  August 19, 2002                 By:  /s/ James G. Binch
                                            -----------------------
                                            James G. Binch
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                 Description
-----------                 -----------

99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                            Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Senior Vice President - Finance and Administration and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002